UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 1, 2009, Primus Telecommunications Group, Incorporated, a Delaware corporation (the “Company”) adopted SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (ASC No. 810, “Consolidation”). This statement changes the presentation of outstanding noncontrolling interests in one or more subsidiaries or the deconsolidation of those subsidiaries. Amounts previously recorded in other liabilities and other income/expense are being reclassified to noncontrolling interest. Specifically, the principal effect on the balance sheets related to the adoption of SFAS No. 160 is to present $2.8 million as noncontrolling interest in the Equity portion of the consolidated balance sheet as of December 31, 2008. Additionally, the adoption of SFAS 160 had the effect of reclassifying earnings attributable to noncontrolling interest in the consolidated statement of operations from other income and expense to separate line items. SFAS 160 also requires that net income be adjusted to include the net income attributable to the noncontrolling interest, and a new separate caption for net income attributable to common shareholder be presented in the consolidated statement of earnings. Thus, after adoption of SFAS 160, net income will increase by $3.2 million, zero million and $1.1 million for the years ended December 31, 2008, 2007 and 2006, respectively, and net income attributable to common shareholders will be equal to net income as previously reported prior to the adoption of SFAS 160. We are therefore recasting our previously issued financial statements and certain other financial information originally reported within our Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”).

During the quarter ended June 30, 2009, management identified its Brazil operating segment as a reportable segment due to management’s increased focus on it as a separate market and operations. We are therefore recasting our previously issued financial statements and certain other financial information originally reported within our 2008 Form 10-K.

This Current Report on Form 8-K updates Items 6, 7, and 8 of our 2008 Form 10-K to recast the activities of the aforementioned noncontrolling interest and the Brazil segment.

Items 6, 7, and 8 of our 2008 Form 10-K are set forth in Exhibit 99.1 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected items of 2008 Form 10-K, as revised.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATION GROUP, INCORPORATED

Dated: December 1, 2009	By:	/s/ Thomas R. Kloster
Thomas R. Kloster
Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected items of 2008 Form 10-K, as revised.

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